Exhibit 99.1

CERTIFICATION PERSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITTLE 18, UNITED STATES CODE)

In connection with the Quarterly Report of Pegasystems Inc., (the Company) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Pegasystems Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan Trefler

Chairman and Chief Executive Officer

(principal executive officer)

April 28, 2003

/s/ Christopher Sullivan

Senior Vice President, Chief Financial Officer and Treasurer

(principal financial and accounting officer)

April 28, 2003